UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 26, 2013

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

_________________________

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 415-6500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, the board of directors of American Realty Capital Properties, Inc. (the “Company”) authorized, and the Company declared, an annualized dividend of $0.940 per share per annum. Such annualized dividend will be paid monthly to stockholders of record at the close of business on the 8th day of each month, payable on the 15th day of such month. Accordingly, on January 15, 2014, the Company will pay a distribution of $0.07833 per share to stockholders of record at the close of business on January 8, 2014.

Furthermore, as previously announced, the Company’s board of directors has authorized an increase from $0.940 per share per annum to $1.00 per share per annum, contingent upon, and effective with, the close of the Company’s acquisition of Cole Real Estate Investments, Inc. (“Cole”), which is expected to occur promptly following the Company’s and Cole’s special meetings of stockholders to approve matters related to the transaction, each to be held on January 23, 2014. Such closing is contingent upon the receipt of stockholder approval from the Company’s and Cole’s stockholders and the satisfaction of the conditions of the merger agreement relating to the Company’s pending merger with Cole.

Should the Company's pending merger (the “ARCT IV Merger”) with American Realty Capital Trust IV, Inc. ("ARCT IV") close prior to the January 8, 2014 record date, holders of the Company’s common stock issued in exchange for ARCT IV common stock will be able to participate in the Company’s January 2014 dividend (in addition to any ARCT IV distribution payments that they may otherwise receive).

A copy of the press release announcing the foregoing is attached to this Current Report on Form 8-K as Exhibit 99.1 hereto.

Additional Information about the ARCT IV Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed ARCT IV Merger, the Company and ARCT IV filed with the U.S. Securities and Exchange Commission (“SEC”) a definitive proxy statement /prospectus on December 4, 2013. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ARCT IV MERGER. Investors may obtain free copies of the registration statement, the proxy statement/prospectus and other relevant documents filed by the Company and ARCT IV with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.arcpreit.com, and copies of the documents filed by ARCT IV with the SEC are available free of charge on ARCT IV’s website at www.arct-4.com.

Participants in Solicitation

The Company, ARCT IV, AR Capital, LLC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and ARCT IV’s stockholders in respect of the proposed ARCT IV Merger. Information regarding the Company’s directors and executive officers can be found in the Company’s definitive proxy statement filed with the SEC on April 30, 2013. Information regarding ARCT IV’s directors and executive officers can be found in ARCT IV’s definitive proxy statement filed with the SEC on April 30, 2013. Additional information regarding the interests of such potential participants were included in the proxy statement/prospectus, the registration statement and other relevant documents filed with the SEC in connection with the proposed ARCT IV Merger. These documents are available free of charge on the SEC’s website and from the Company or ARCT IV, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s and ARCT IV’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by the ARCT IV Merger agreements will be consummated, the combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including funds from operations and adjusted funds from operations, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the ARCT IV Merger due to the failure to obtain ARCT IV stockholder approval of the ARCT IV Merger or the failure to satisfy other conditions to completion of the ARCT IV Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the ARCT IV Merger; (3) risks related to disruption of management’s attention from the ongoing business operations due to the proposed ARCT IV Merger; (4) the effect of the announcement of the proposed ARCT IV Merger on ARCT IV’s or the Company’s relationships with its customers, tenants, lenders, operating results and businesses generally; (5) the outcome of any legal proceedings relating to the ARCT IV Merger or related merger agreement; and (6) risks to consummation of the ARCT IV Merger, including the risk that the ARCT IV Merger will not be consummated within the expected time period or at all. Additional factors that may affect future results are contained in the Company’s and ARCT IV’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company and ARCT IV disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

Date: December 26, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and Chairman of the Board of Directors